UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 5, 2010
MASCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-5794	38-1794485
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
21001 Van Born Road
Taylor, Michigan 48180
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (313) 274-7400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1

Item 8.01 Other Events
Entry into Underwriting Agreement
     On March 5, 2010, Masco Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. on behalf of the several underwriters named therein in connection with the offer and sale of its 7.125% Notes due 2020 (the “Notes”) in an underwritten public offering (the “Offering”). The Offering is expected to be completed on March 10, 2010. The Underwriting Agreement includes the terms and conditions for the Notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.
     In connection with the Offering, the Company is filing the Underwriting Agreement as Exhibit No. 1.1 to this current report on Form 8-K, which is to be incorporated by reference in its entirety into the Company’s Registration Statement on Form S-3 filed on February 24, 2010 (Reg. No. 333-165047), including the prospectus contained therein, (the “Registration Statement”).
Issuance of $500,000,000 of Notes
     On March 10, 2010, the Company expects to consummate the issuance and sale of $500,000,000 aggregate principal amount of the Notes, pursuant to the Underwriting Agreement. The Notes will be issued pursuant to an Indenture dated as of February 12, 2001 (the “Indenture”) between the Company and Bank of New York Mellon, National Association as trustee.
     The Notes will be offered pursuant to the Registration Statement and a related preliminary prospectus supplement dated March 5, 2010 and a prospectus supplement dated March 5, 2010.
     The material terms and conditions of the Notes are set forth in the Form of Global Note filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Indenture filed as Exhibit 4.1 to the Registration Statement.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 5, 2010, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1	Form of Global Note for the 7.125% Notes due 2020

5.1	Opinion of Gregory D. Wittrock

23.1	Consent of Gregory D. Wittrock (contained in Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASCO CORPORATION
Dated: March 9, 2010	By:	/s/ John G. Sznewajs
		Name:	John G. Sznewajs
		Title:	Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 5, 2010, among the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein

4.1	Form of Global Note for the 7.125% Notes due 2020

5.1	Opinion of Gregory D. Wittrock

23.1	Consent of Gregory D. Wittrock (contained in Exhibit 5.1)

5